Liberty Newport Global Equity Fund

Semiannual Report
April 30, 2002

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Liberty Newport Global Equity Fund

Semiannual Report
April 30, 2002

Less mail can be in your future ... LIBERTY eDELIVERY.
To sign up for eDelivery, go to www.icsdelivery.com.

President's Message

Dear Shareholder:

The past six months have been challenging for all of the world's major economies. In the last quarter of 2001, Europe's economies felt the effects of the American economic slump and the September 11 attacks. Calendar year 2001 was also one of the worst years since the end of World War II for Southeast Asia. However, economic prospects began to look up in the first quarter of 2002 and many foreign stock markets outperformed the US. The markets of Latin America and Southeast Asia outshone Europe. Japan, despite continued economic woes, rebounded strongly in the final months of the reporting period after its most popular stock market index fell below the level of the Dow Jones Industrial Average for the first time since 1957.

Although global stock market performance has been disappointing for the past several years, we believe that international stocks can play an important role in your portfolio because they offer long-term growth potential and the benefits of diversification. Many of the world's stock markets now appear attractively valued and we believe that their long-term prospects are strong.

In the following report, your portfolio managers will talk in greater detail about the fund's investments and performance. As always, we thank you for investing in Liberty funds.

Sincerely,

Keith T. Banks
President
Liberty Funds

Net asset value per share as of 4/30/02 ($)

Class A	9.61

Class B	9.41

Class C	9.41

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

Not FDIC Insured	May Lose Value
No Bank Guarantee

Performance Information

Value of a $10,000 Investment 4/30/92 – 4/30/02

Performance of a $10,000 investment 4/30/92 – 4/30/02 ($)

	without sales charge	with sales charge

Class A	17,937	16,906

Class B	16,971	16,971

Class C	16,968	16,968

Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. Past performance cannot guarantee future investment results. Returns and value of an investment may vary, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's (S&P) Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.

Average annual total return as of 4/30/02 (%)

Share class Inception	A 10/15/91		B 3/27/95		C 3/27/95

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge

6-month (cumulative)	-7.24	-12.57	-7.65	-12.27	-7.75	-8.67

1-year	-24.86	-29.18	-25.49	-29.22	-25.55	-26.30

5-year	1.47	0.28	0.67	0.39	0.66	0.66

10-year	6.02	5.39	5.43	5.43	5.43	5.43

Average annual total return as of 3/31/02 (%)

Share class	A		B		C

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge

6-month (cumulative)	-5.22	-10.67	-5.60	-10.32	-5.60	-6.54

1-year	-18.27	-22.96	-18.90	-22.96	-18.90	-19.71

5-year	2.28	1.08	1.49	1.20	1.49	1.49

10-year	6.39	5.77	5.82	5.82	5.82	5.82

Past performance cannot predict future investment results. Returns and value of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year – 5%, second year – 4%, third year – 3%, fourth year – 3%, fifth year – 2%, sixth year – 1%, thereafter – 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

The fund initially commenced operations as the Liberty Financial Utilities Fund on October 5, 1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the fund.

Class B and C share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower.

1

Portfolio Managers' Report

Top 10 holdings as of 4/30/02 (%)

Kinder Morgan Energy	5.1

El Paso	2.7

Kinder Morgan	2.6

Italgas	2.2

Southern	2.1

Baxter International	2.1

Altana	2.0

Hong Kong and China Gas	2.0

Autostrade	1.9

Microsoft	1.9

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio in the future.

Top 5 countries as of 4/30/02 (%)

United States	52.1

United Kingdom	11.5

Germany	6.8

Italy	5.6

France	5.6

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.

Bought

The major gas transmission pipeline company in Italy, Snam Rete Gas (1.4% of net assets), transports 90% of the country's total gas volumes through a network of over 30,000 kilometers of pipelines. The company has designed a new system of tariffs and access conditions to capitalize on the trend toward market deregulation throughout Europe.

Sold

Shares of L.M. Ericsson were sold in the fall of 2001, based on an ongoing deterioration in the business prospects for the cellular market. The fund also reduced its position in U.K. cellular company Vodafone Group (0.6% of net assets) because of a lack of near-term earnings visibility.

Weak performance during a volatile period

The fund's class A shares (unadjusted for sales charge) declined by 7.24% for the six months ended April 30, 2002. This compares with a gain of 3.29% for the MSCI World Index during the same period.

The fund's mandate of concentrating its domestic investments in utility companies was the primary source of its underperformance. During the past six months, utilities in the US came under intense investor scrutiny in the aftermath of the Enron scandal, and stock prices were weak across the entire sector. The international picture was brighter, but could not compensate for weakness at home. However, the fund's utility weighting mandate will soon change. On May 20, 2002, the required minimum utility weighting will decrease from 50% to 25%, with up to 75% available for investment in non-utility securities.

Difficult times for domestic utilities

Historically, the defensive characteristics of utilities have allowed them to perform well in times of economic uncertainty. However, investor pessimism stemming from the Enron debacle has put a cloud over many of the industry's financial and operating practices.* For example, off-balance sheet financing — which was a widely accepted financial management tool prior to 2002 — has now made investors fearful of the liabilities that can result from this tactic. Also, the energy-trading practices of a small number of utilities are being scrutinized by the Securities and Exchange Commission, and stock prices have retreated industry-wide as a result.

*	Enron was not held in the portfolio as of the end of the period. At 0.008% of net assets on 10/31/01, the stock had represented a relatively small position at the beginning of the period. It was sold because the fund's managers had lost confidence in the company's financial reporting and management team.

Another factor in the fund's underperformance was its underweighting in energy stocks, which benefited from higher petroleum prices as tensions rose in the Middle East.

Consumer and industrial holdings made a positive contribution to performance as consumption continued to be stronger than expected and orders for heavy machinery ticked upward.

2

Long-term orientation in European utilities

The European segment of the fund's utility portfolio fared better than its American counterpart. The fund's investments in this region have underweighted electric utilities in favor of companies focused on gas and water distribution. Companies such as Germany's RWE (1.2% of net assets) and Italy's Vivendi Environnement (0.5% of net assets)1 have attracted investor interest because their earnings derive from long-term contracts that provide above-average stability.

[1]Holdings are disclosed as of April 30, 2002 and are subject to change.

The fund's international performance was hurt somewhat by its underweight position in the telecommunications sector, which enjoyed a brief rally last fall. However, business prospects for telecom companies deteriorated throughout 2001, and we are willing to miss an occasional market rally in order to focus on sectors with superior long-term growth prospects. With many governments privatizing some key industries, the fund has an increasing array of attractive choices.

Outlook

Within the domestic utility sector, we expect investors to be more selective in the months ahead. Although the bearishness and scrutiny may continue, we remain confident that the highest-quality managements will prevail and emerge stronger than before.

More generally, we are optimistic that the US economy is in the process of bottoming, and we believe the portfolio's diversification captures a defensive characteristic of a weak economy as well as a forward-looking growth element as the economy slowly recovers. For the past two years, investors have shunned our style of investing: high-quality, large capitalization growth stocks. However, our fundamental research suggests that as the economy recovers, large cap growth stocks have the potential to outperform.

Charles R. Roberts	Erik P. Gustafson

Charles R. Roberts is a managing director of Newport Pacific Management, Inc. (Newport), the immediate parent of the investment advisor of the fund. He joined the firm in 1998. Prior to that, Mr. Roberts managed the European component of institutional international equity accounts first at Sit/Kim International and then at Progress Investment Management. He has 29 years of international equity management experience. Erik P. Gustafson is a senior vice president at Stein Roe & Farnham Incorporated, an affiliate of Newport. Prior to joining Stein Roe & Farnham in 1992, Mr. Gustafson was an attorney with the firm of Fowler, White et al. (Miami, Florida), where he was responsible for commercial and securities-related litigation.

Top 5 sectors as of 4/30/02 (%)

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.

Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

3

Investment Portfolio

April 30, 2002 (Unaudited)

Common Stocks – 95.4%	Shares	Value

CONSUMER DISCRETIONARY – 2.4%

Hotels, Restaurants & Leisure – 0.7%

Restaurants – 0.7%

Compass Group PLC	150,000	$933,497

Retailing – 1.7%

Home Improvement Retail – 1.7%

Home Depot, Inc.	50,000	2,318,500

CONSUMER STAPLES – 9.1%

Food, Beverages & Tobacco – 6.3%

Brewers – 2.3%

Foster's Group Ltd.	400,000	1,019,031

Grupo Modelo SA de CV	153,000	413,602

Heineken N.V.	40,000	1,800,500

		3,233,133

Distillers & Vintners – 0.9%

Diageo PLC	100,000	1,327,737

Packaged Foods – 1.2%

Nestle SA, Registered Shares	7,000	1,658,316

Soft Drinks – 1.9%

PepsiCo, Inc.	50,000	2,595,000

Household & Personal Products – 2.8%

Household Products – 0.9%

Kao Corp.	63,000	1,229,962

Personal Products – 1.9%

Beiersdorf AG	12,000	1,453,004

L'Oreal SA	15,000	1,174,151

		2,627,155

FINANCIALS – 3.1%

Banks – 1.6%

HDFC Bank Ltd., ADR	19,800	298,980

Washington Mutual, Inc.	50,000	1,886,500

		2,185,480

Diversified Financial Services – 1.5%

Citigroup, Inc.	50,000	2,165,000

HEALTH CARE – 18.0%

Health Care Equipment & Services – 6.0%

Health Care Equipment – 3.7%

Baxter International, Inc.	50,000	2,845,000

Medtronic, Inc.	50,000	2,234,500

		5,079,500

Health Care Facilities – 1.5%

Triad Hospitals, Inc. (a)	50,000	2,100,000

Health Care Supplies – 0.8%

Smith & Nephew PLC	200,000	1,138,268

Pharmaceuticals & Biotechnology – 12.0%

Pharmaceuticals – 12.0%

Altana AG	50,000	$2,795,276

Aventis SA	27,500	1,945,890

Dr. Reddy's Laboratories Ltd., ADR	9,200	201,204

GlaxoSmithKline PLC	60,000	1,451,620

Novartis AG, Registered Shares	42,840	1,800,568

Pfizer, Inc.	50,000	1,817,500

Pharmacia Corp.	50,000	2,061,500

Sanofi-Synthelabo SA (a)	20,000	1,279,255

Schering AG	30,000	1,825,707

Takeda Chemical Industries Ltd.	28,000	1,223,973

Teva Pharmaceuticals Industries Ltd., ADR	4,300	240,843

		16,643,336

INDUSTRIALS – 5.2%

Capital Goods – 2.0%

Aerospace & Defense – 0.4%

Lockheed Martin Corp.	9,600	603,840

Construction & Farm Machinery – 1.6%

Caterpillar, Inc.	40,000	2,184,800

Commercial Services & Supplies – 2.2%

Data Processing Services – 1.2%

Concord EFS, Inc. (a)	50,000	1,629,500

Employment Services – 1.0%

Capita Group PLC	250,000	1,390,954

Transportation – 1.0%

Airport Services – 1.0%

BAA PLC	140,000	1,316,077

INFORMATION TECHNOLOGY – 6.1%

Software & Services – 3.8%

Application Software – 0.7%

Dassault Systemes SA	21,000	942,238

Information Technology Consulting & Services – 1.1%

SunGard Data Systems, Inc. (a)	50,000	1,488,000

Internet Software & Services – 0.1%

Check Point Software Technologies Ltd. (a)	7,055	128,048

Systems Software – 1.9%

Microsoft Corp. (a)	50,000	2,613,000

Technology Hardware & Equipment – 2.3%

Computer Storage & Peripherals – 1.0%

EMC Corp. (a)	150,000	1,371,000

Office Electronics – 1.3%

Canon, Inc.	48,000	1,836,893

See notes to investment portfolio.

4

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Common Stocks (continued)	Shares	Value

MATERIALS – 1.2%

Metals & Mining – 1.2%

Aluminum – 1.2%

Alcoa, Inc.	50,000	$1,701,500

UTILITIES – 50.3%

Broadcasting & Cable – 1.5%

Liberty Media Corp., Class A (a)	200,000	2,140,000

Electric Utilities – 4.1%

Beijing Datang Power Generation Co., Ltd., Class H	540,000	209,447

Companhia Paranaense de Energia – Copel, ADR	60,000	427,800

Huaneng Power International, Inc., Class H	822,000	611,301

RWE AG	42,000	1,588,041

Southern Co.	100,800	2,857,680

		5,694,269

Gas Utilities – 16.5%

Centrica PLC	400,000	1,231,545

El Paso Corp.	92,100	3,684,000

Hong Kong and China Gas Co., Ltd.	2,200,000	2,750,317

Italgas S.p.A.	300,000	3,000,533

Kinder Morgan Energy Partners, L.P.	200,000	7,098,000

Kinder Morgan, Inc.	73,100	3,538,771

Lattice Group PLC	600,000	1,622,142

		22,925,308

Highway & Rail Infrastructure – 2.0%

Autostrade S.p.A.	325,000	2,639,083

Zhejiang Expressway Co., Ltd., Class H	641,000	184,925

		2,824,008

Industrial Conglomerates – 1.1%

General Electric Co.	47,300	1,492,315

Integrated Oil & Gas – 0.9%

BP PLC	150,000	1,287,148

Integrated Telecommunication Services – 3.7%

SBC Communications, Inc.	50,000	1,553,000

Tele Norte Leste Participacoes SA, ADR	14,269	180,218

Telefonica SA, ADR	24,512	791,971

Telefonos de Mexico SA de CV, ADR	13,800	522,192

Verizon Communications, Inc.	50,000	2,005,500

		5,052,881

Movies & Entertainment – 2.6%

AOL Time Warner, Inc. (a)	90,000	$1,711,800

Viacom, Inc., Class B (a)	40,000	1,884,000

		3,595,800

Multi-Utilities – 5.8%

Duke Energy Corp.	50,000	1,916,500

E.On AG (a)	30,000	1,551,581

Scottish and Southern Energy PLC	125,000	1,229,723

Suez SA	52,000	1,547,170

United Utilities PLC	115,000	1,103,690

Vivendi Environnement (a)	20,000	658,983

		8,007,647

Networking Equipment – 1.6%

Cisco Systems, Inc. (a)	150,000	2,197,500

Oil & Gas Drilling – 3.7%

Gas Natural SDG SA	90,000	1,818,955

Osaka Gas Co., Ltd.	700,000	1,513,632

Transocean Sedco Forex, Inc.	50,000	1,775,000

		5,107,587

Oil & Gas Exploration & Production – 1.4%

Snam Rete Gas S.p.A.	700,000	1,985,051

Oil & Gas Refining & Marketing – 1.0%

Tokyo Gas Co., Ltd.	600,000	1,432,739

Semiconductors – 2.1%

Samsung Electronics Co., Ltd., GDR (b)	5,500	810,975

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	31,400	555,780

Texas Instruments, Inc.	50,000	1,546,500

		2,913,255

Water Utilities – 0.6%

Severn Trent PLC	75,000	856,434

Wireless Telecommunication Services – 1.7%

America Movil SA de CV, ADR	22,500	419,625

China Mobile Ltd. (a)(c)	188,600	624,266

SK Telecom Co., Ltd., ADR	20,120	430,367

Vodafone Group PLC	500,000	807,063

		2,281,321

Total Common Stocks (cost of $130,203,411)		132,233,997

See notes to investment portfolio.

5

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Short-Term Obligation – 2.7%	Par	Value

Repurchase agreement with SBC Warburg Ltd., dated 04/30/02, due 05/01/02 at 1.870%, collateralized by U.S. Treasury Bonds and/or Notes with various maturities to 02/15/29, market value $3,919,331 (repurchase proceeds $3,827,199) (cost of $3,827,000)	$3,827,000	$3,827,000

Total Investments – 98.1% (cost of $134,030,411)(d)		136,060,997

Other Assets & Liabilities, Net – 1.9%		2,602,927

Net Assets – 100.0%		$138,663,924

Notes to Investment Portfolio:

(a)	Non-income producing.

(b)	This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2002 the value of this security amounted to $810,975, which represents 0.6% of net assets.

(c)	Represents fair value as determined under the direction of the Board of Trustees.

(d)	Cost for both financial statement and federal income tax purposes is the same.

Summary of Securities by Country	Value	% of Total Investments

United States	$70,842,706	52.1%

United Kingdom	15,695,898	11.5

Germany	9,213,609	6.8

Italy	7,624,667	5.6

France	7,547,687	5.6

Japan	7,237,199	5.3

Hong Kong	4,380,256	3.2

Switzerland	3,458,884	2.6

Spain	2,610,926	1.9

Netherlands	1,800,500	1.3

Mexico	1,355,419	1.0

South Korea	1,241,342	0.9

Australia	1,019,031	0.7

Brazil	608,018	0.4

Taiwan	555,780	0.4

India	500,184	0.4

Israel	368,891	0.3

	$136,060,997	100.0%

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See notes to financial statements.

6

Statements of Assets & Liabilities

April 30, 2002 (Unaudited)

Assets:

Investments, at cost	$134,030,411

Investments, at value	$136,060,997

Cash	995

Receivable for:

Investments sold	1,368,464

Fund shares sold	2,490,537

Interest	199

Dividends	477,822

Deferred Trustees' compensation plan	9,026

Other assets	89,591

Total Assets	140,497,631

Liabilities:

Foreign cash payable to custodian bank	1,357,599

Payable for:

Fund shares repurchased	320,039

Management fee	46,165

Administration fee	29,319

Transfer agent fee	41,055

Bookkeeping fee	11,037

Trustees' fee	1,099

Interest	291

Custody fee	18,077

Deferred Trustees' fee	9,026

Total Liabilities	1,833,707

Net Assets	$138,663,924

Composition of Net Assets:

Paid-in capital	$161,836,183

Undistributed net investment income	21,513

Accumulated net realized loss	(25,231,147)

Net unrealized appreciation on:

Investments	2,030,586

Foreign currency translations	6,789

Net Assets	$138,663,924

Class A:

Net assets	$108,415,953

Shares outstanding	11,287,256

Net asset value per share	$9.61	(a)

Maximum offering price per share ($9.61/0.9425)	$10.20	(b)

Class B:

Net assets	$28,931,342

Shares outstanding	3,073,210

Net asset value and offering price per share	$9.41	(a)

Class C:

Net assets	$1,316,629

Shares outstanding	139,875

Net asset value and offering price per share	$9.41	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

Statement of Operations

For the Six Months Ended April 30, 2002 (Unaudited)

Investment Income:

Dividends	$1,202,819

Interest	32,602

Total Investment Income (net of foreign taxes withheld of $55,821)	1,235,421

Expenses:

Management fee	307,066

Administration fee	192,381

Distribution fee:

Class B	125,324

Class C	5,843

Service fee:

Class A	148,765

Class B	41,674

Class C	1,942

Bookkeeping fee	32,816

Transfer agent fee	246,331

Trustees' fee	6,594

Other expenses	88,462

Total Operating Expenses	1,197,198

Custody earnings credit	(462)

Net Operating Expenses	1,196,736

Interest expense	604

Net Expenses	1,197,340

Net Investment Income	38,081

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:

Net realized loss on:

Investments	(23,839,968)

Foreign currency transactions	(61,297)

Net realized loss	(23,901,265)

Net change in unrealized appreciation/depreciation on:

Investments	12,473,620

Foreign currency translations	8,939

Net change in unrealized appreciation/depreciation	12,482,559

Net Loss	(11,418,706)

Net Decrease in Net Assets from Operations	$(11,380,625)

See notes to financial statements.

7

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended April 30, 2002	Year Ended October 31, 2001

Operations:

Net investment income	$38,081	$196,866

Net realized loss on investments and foreign currency transactions	(23,901,265)	(1,634,048)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	12,482,559	(65,799,075)

Net Decrease from Operations	(11,380,625)	(67,236,257)

Distributions Declared to Shareholders:

From net realized gains:

Class A	—	(21,417,445)

Class B	—	(2,048,376)

Class C	—	(135,529)

In excess of net realized gains:

Class A	—	(171,134)

Class B	—	(16,367)

Class C	—	(1,083)

Total Distributions Declared to Shareholders	—	(23,789,934)

Share Transactions:

Class A:

Subscriptions	64,871,843	117,084,165

Proceeds received in connection with merger	—	39,101,496

Distributions reinvested	—	20,709,614

Redemptions	(75,726,984)	(145,654,429)

Net Increase (Decrease)	(10,855,141)	31,240,846

Class B:

Subscriptions	1,863,569	3,282,110

Proceeds received in connection with merger	—	52,903,041

Distributions reinvested	—	1,931,413

Redemptions	(8,439,396)	(18,198,059)

Net Increase (Decrease)	(6,575,827)	39,918,505

Class C:

Subscriptions	194,316	270,165

Proceeds received in connection with merger	—	1,814,407

Distributions reinvested	—	117,922

Redemptions	(450,794)	(739,668)

Net Increase (Decrease)	(256,478)	1,462,826

Net Increase (Decrease) from Share Transactions	(17,687,446)	72,622,177

Total Decrease in Net Assets	(29,068,071)	(18,404,014)

Net Assets:

Beginning of period	167,731,995	186,136,009

End of period (including undistributed net investment income of $21,513 and accumulated net investment loss of $(16,568), respectively)	$138,663,924	$167,731,995

See notes to financial statements.

8

Statement of Changes in Net Assets (continued)

	(Unaudited) Six Months Ended April 30, 2002	Year Ended October 31, 2001

Changes in Shares:

Class A:

Subscriptions	6,368,351	9,840,815

Issued in connection with merger	—	2,861,853

Issued for distributions reinvested	—	1,502,756

Redemptions	(7,429,467)	(12,135,043)

Net Increase (Decrease)	(1,061,116)	2,070,381

Class B:

Subscriptions	189,654	267,092

Issued in connection with merger	—	3,914,684

Issued for distributions reinvested	—	142,146

Redemptions	(853,022)	(1,526,967)

Net Increase (Decrease)	(663,368)	2,796,955

Class C:

Subscriptions	20,024	22,833

Issued in connection with merger	—	134,222

Issued for distributions reinvested	—	8,647

Redemptions	(46,529)	(62,109)

Net Increase (Decrease)	(26,505)	103,593

See notes to financial statements.

9

Notes to Financial Statements

April 30, 2002 (Unaudited)

Note 1. Accounting Policies

Organization:

Liberty Newport Global Equity Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing primarily in global equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

On February 9, 2001, Liberty Newport Global Equity Fund merged into Liberty Newport Global Utilities Fund (which subsequently changed its name to Liberty Newport Global Equity Fund) as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation(1)

6,910,759	$93,818,944	$13,076,843

Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination

$93,818,944	$262,910,723

(1)	Unrealized appreciation is included in the Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold investments for which market quotations are not readily available. Such investments are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset Values and Financial Highlights:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net

10

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal Income Taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

Year of Expiration	Capital Loss Carryforward

2008	$31,532

2009	1,298,350

$1,329,882

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

The capital loss carryforward of $31,532, expiring in 2008, was acquired as a result of the merger. Its availability for use in offsetting any future realized gains may be limited in a given year.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign Currency Transactions:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward Currency Contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

11

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

Note 2. Fees and Compensation Paid to Affiliates

Management Fee:

Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

Average Daily Net Assets	Annual Fee Ratio

First $1 billion	0.40%

Over $1 billion	0.35%

Administration Fee:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services and office facilities for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

Bookkeeping Fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the six months ended April 30, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $2,492 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $6,525, $61,455 and $186 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

April 30, 2002 (Unaudited)

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $462 of custody fees were reduced by balance credits for the six months ended April 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 3. Portfolio Information

Investment Activity:

For the six months ended April 30, 2002, purchases and sales of investments, other than short-term obligations, were $35,736,560 and $58,823,962, respectively.

Unrealized appreciation (depreciation) at April 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

Gross unrealized appreciation	$14,415,227

Gross unrealized depreciation	(12,384,641)

Net unrealized appreciation	$2,030,586

12

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

Note 4. Line of Credit

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33  1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that had been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus  1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus  1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. During the six months ended April 30, 2002, the average daily loan balance outstanding was $2,500,000 at a weighted average interest rate of 2.18%.

13

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class A Shares	2002		2001	2000		1999		1998		1997

Net Asset Value, Beginning of Period	$10.36		$16.51	$16.85		$14.92		$13.72		$12.00

Income from Investment Operations:

Net investment income (a)	0.01		0.03	0.04		0.20	(b)	0.24	(b)	0.33	(b)

Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)		(4.04)	1.34		2.47		2.13		1.74

Total from Investment Operations	(0.75)		(4.01)	1.38		2.67		2.37		2.07

Less Distributions Declared to Shareholders:

From net investment income	—		—	(0.01)		(0.16)		(0.25)		(0.35)

From net realized gains	—		(2.12)	(1.71)		(0.58)		(0.92)		—

In excess of net realized gains	—		(0.02)	—		—		—		—

Total Distributions Declared to Shareholders	—		(2.14)	(1.72)		(0.74)		(1.17)		(0.35)

Net Asset Value, End of Period	$9.61		$10.36	$16.51		$16.85		$14.92		$13.72

Total return (c)	(7.24	)%(d)	(27.50)%	7.89%		18.31%		18.09%		17.40%

Ratios to Average Net Assets:

Expenses (e)	1.39	%(f)	1.39%	1.23	%(g)	1.33	%(b)	1.30	%(b)	1.31	%(b)

Net investment income (e)	0.22	%(f)	0.26%	0.20	%(g)	1.21	%(b)	1.58	%(b)	2.46	%(b)

Portfolio turnover rate	24	%(d)	84%	63%		43%		48	%(h)	48	%(h)

Net assets, end of period (000's)	$108,416		$127,953	$169,701		$174,521		$165,566		$162,267

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)	Annualized.

(g)	During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

(h)	Portfolio turnover disclosed is for LFC Utilities Trust.

14

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class B Shares	2002		2001	2000		1999		1998		1997

Net Asset Value, Beginning of Period	$10.19		$16.39	$16.84		$14.91		$13.72		$12.01

Income from Investment Operations:

Net investment income (loss) (a)	(0.03)		(0.06)	(0.09)		0.07	(b)	0.12	(b)	0.23	(b)

Net realized and unrealized gain (loss) on investments and foreign currency	(0.75)		(4.00)	1.33		2.48		2.13		1.73

Total from Investment Operations	(0.78)		(4.06)	1.24		2.55		2.25		1.96

Less Distributions Declared to Shareholders:

From net investment income	—		—	(0.01)		(0.04)		(0.14)		(0.25)

From net realized gains	—		(2.12)	(1.68)		(0.58)		(0.92)		—

In excess of net realized gains	—		(0.02)	—		—		—		—

Total Distributions Declared to Shareholders	—		(2.14)	(1.69)		(0.62)		(1.06)		(0.25)

Net Asset Value, End of Period	$9.41		$10.19	$16.39		$16.84		$14.91		$13.72

Total return (c)	(7.65	)%(d)	(28.08)%	6.97%		17.50%		17.12%		16.43%

Ratios to Average Net Assets:

Expenses (e)	2.14	%(f)	2.14%	1.98	%(g)	2.08	%(b)	2.05	%(b)	2.06	%(b)

Net investment income (loss) (e)	(0.53	)%(f)	(0.49)%	(0.55	)%(g)	0.46	%(b)	0.83	%(b)	1.71	%(b)

Portfolio turnover rate	24	%(d)	84%	63%		43%		48	%(h)	48	%(h)

Net assets, end of period (000's)	$28,931		$38,083	$15,405		$7,594		$4,957		$3,243

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)	Annualized.

(g)	During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

(h)	Portfolio turnover disclosed is for LFC Utilities Trust.

15

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class C Shares	2002		2001	2000		1999		1998		1997 (a)

Net Asset Value, Beginning of Period	$10.20		$16.40	$16.84		$14.92		$13.72		$12.00

Income from Investment Operations:

Net investment income (loss) (b)	(0.03)		(0.06)	(0.09)		0.07	(c)	0.12	(c)	0.23	(c)

Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)		(4.00)	1.34		2.47		2.14		1.74

Total from Investment Operations	(0.79)		(4.06)	1.25		2.54		2.26		1.97

Less Distributions Declared to Shareholders:

From net investment income	—		—	(0.01)		(0.04)		(0.14)		(0.25)

From net realized gains	—		(2.12)	(1.68)		(0.58)		(0.92)		—

In excess of net realized gains	—		(0.02)	—		—		—		—

Total Distributions Declared to Shareholders	—		(2.14)	(1.69)		(0.62)		(1.06)		(0.25)

Net Asset Value, End of Period	$9.41		$10.20	$16.40		$16.84		$14.92		$13.72

Total return (d)	(7.75	)%(e)	(28.06)%	7.03%		17.42%		17.20%		16.53%

Ratios to Average Net Assets:

Expenses (f)	2.14	%(g)	2.14%	1.98	%(h)	2.08	%(c)	2.05	%(c)	2.06	%(c)

Net investment income (loss) (f)	(0.53	)%(g)	(0.49)%	(0.55	)%(h)	0.46	%(c)	0.83	%(c)	1.71	%(c)

Portfolio turnover rate	24	%(e)	84%	63%		43%		48	%(i)	48	%(i)

Net assets, end of period (000's)	$1,317		$1,696	$1,030		$1,191		$970		$818

(a)	Effective July 1, 1997, Class D shares were redesignated Class C shares.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)	Annualized.

(h)	During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

(i)	Portfolio turnover disclosed is for LFC Utilities Trust.

16

Transfer Agent

Important Information About This Report

The Transfer Agent for Liberty Newport Global Equity Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Newport Global Equity Fund

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom — however you define it.

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Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Newport Global Equity Fund   Semiannual Report, April 30, 2002

733-03/554J-0402 (06/02) 02/960